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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------



                                    FORM 8-K




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 19, 1997
                                (March 1, 1997)


                      GLENBOROUGH REALTY TRUST INCORPORATED
                          (Exact name of Registrant as
                            Specified in its Charter)

                                    MARYLAND
                          (State or Other Jurisdiction
                                of Incorporation)

                                    001-14162
                            (Commission File Number)

                                   94-3211970
                        (IRS Employer Identification No.)


                      400 SOUTH EL CAMINO REAL, SUITE 1100
                               SAN MATEO, CA 94402
                                 (415) 343-9300
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)










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Item 5.  OTHER EVENTS.

     In February 1997, Glenborough Properties, L.P. (the "Operating Partnership"), in which Glenborough Realty Trust Incorporated (the "Company") holds a 1% interest as sole general partner and an approximate 91% limited partner interest, acquired a 163-suite hotel property located in Scottsdale, Arizona. On March 1, 1997, Glenborough Properties, L.P. leased the hotel to Glenborough Hotel Group pursuant to a lease agreement, a copy of which is attached hereto as Exhibit 10.1.

     On March 17, 1997, the Company priced its offering of 4,025,000 shares (the "Shares") of its Common Stock (including an over-allotment option of 525,000 shares) at $20 1/4 per share. Attached hereto as exhibits to this Current Report on Form 8-K is a Prospectus Supplement, an opinion of counsel and Underwriting Agreement dated as of March 17, 1997 among the Company and Glenborough Properties, L.P., on the one hand, and Bear Stearns & Co., Inc., Robertson, Stephens and Company LLC and Jefferies & Company, Inc., on the other hand, each relating to the issuance of the Shares, and an opinion of counsel relating to the tax status of the Company.

Item 7.  Exhibits

          1.1    Underwriting Agreement

          5.1    Opinion of Counsel (relating to the Shares)

          8.1    Opinion of Counsel (relating to the tax status of the Company)

         10.1 Lease Agreement by and between Glenborough Properties, L.P. and Glenborough Hotel Group

         12.1    Computation of ratio of earnings to fixed charges

         99.1    Prospectus Supplement relating to the Shares


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 GLENBOROUGH REALTY TRUST
                                                 INCORPORATED




March 19, 1997                              By:  /s/ TERRI GARNICK
                                                --------------------------------
                                                 Terri Garnick
                                                 Senior Vice President,
                                                 Chief Accounting Officer,
                                                 Treasurer
                                                 (Principal Accounting Officer)



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                                  EXHIBIT INDEX




 EXHIBIT                        DESCRIPTION
----------   --------------------------------------------
  1.1        Underwriting Agreement

  5.1        Opinion of Counsel (relating to Shares)

  8.1        Opinion of Counsel (relating to
             tax status of the Company)

 10.1        Lease Agreement by and between Glenborough
             Properties, L.P. and Glenborough Hotel Group

 12.1        Computation of ratio of earnings to fixed charges

 99.1        Prospectus Supplement relating to the Shares







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